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                                                                    EXHIBIT 99.2

                             AMKOR TECHNOLOGY, INC.

                          NOTICE OF GUARANTEED DELIVERY

        This form or one substantially equivalent hereto must be used to accept the offer for all outstanding 9 1/4% Senior Notes due 2006 (the "Old Senior Notes") of Amkor Technology, Inc. (the "Company") in exchange for the Company's 9 1/4% Senior Notes due 2006 and the offer for all outstanding 10 1/2% Senior Subordinated Notes due 2009 (the "Old Senior Subordinated Notes" and collectively with the Old Senior Notes, the "Old Notes") in exchange for the Company's 10 1/2% Senior Subordinated Notes due 2009 (the "New Senior Subordinated Notes" and collectively with the New Senior Notes, the "New Notes") made pursuant to the prospectus, dated August __, 1999 (the "Prospectus") and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available, (ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to State Street Bank and Trust Company (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date, or (iii) the procedures for delivery of the Old Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

                       State Street Bank and Trust Company

                       State Street Bank and Trust Company
                    Attn: MacKenzie Elijah, Corporate Actions
                              2 Avenue De Lafayette
                       Fifth Floor, Corporate Trust Window
                           Boston, Massachusetts 02111
                          By Facsimile: (617) 662-1452
                     To Confirm by Telephone: (617) 662-1525

        Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.



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Ladies and Gentlemen:

        Upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

1.      OLD SENIOR NOTES

Principal Amount of Old Senior Notes    If Old Senior Notes will be delivered by
Tendered:(1)                            book-entry transfer into Exchange
                                        Agent's account with The Depository
                                        Trust Company, provide account number:

$                                       Account Number:
 -----------------------------------                   -------------------------

Certificate Nos. (if available):


------------------------------------
Total Principal Amount Represented
by Old Senior Notes Certificates:

$
 -----------------------------------

2.      OLD SENIOR SUBORDINATED NOTES

Principal Amount of Old Senior          If Old Senior Subordinated Notes will be
Subordinate Notes Tendered:(1)          delivered by book-entry transfer into
                                        Exchange Agent's account with The
                                        Depository Trust Company, provide
                                        account number:

$                                       Account Number:
 -----------------------------------                   -------------------------

Certificate Nos. (if available):

------------------------------------
Total Principal Amount Represented
by Old Senior Subordinated
Notes Certificates:

$
 -----------------------------------

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(1)     Must be in denominations of principal amount of $1,000 and any integral multiple thereof.



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        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X
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X
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 Signature(s) of Owner(s) or            Date
 Authorized Signatory

Area Code and Telephone Number:
                               -----------------------

        Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
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Capacity:
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Address(es):
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                                    GUARANTEE

        The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that (i) the certificates representing the principal amount of Old Notes tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), any required signature guarantee and any other documents required by the Letter of Transmittal, or (ii) timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer; Delivery and Form" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


-----------------------------------     ----------------------------------------
Name of Firm                            Authorized Signature

-----------------------------------     ----------------------------------------
Address                                 Title

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Zip Code                                (Please Type or Print)

Area Code & Telephone Number:           Dated:
                             ------           ----------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.